Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nevro Corp. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (the “Report”), Rami Elghandour, Chief Executive Officer of the Company, and Andrew H. Galligan, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2016

/s/ RAMI ELGHANDOUR
Rami Elghandour
Chief Executive Officer (principal executive officer)

/s/ ANDREW H. GALLIGAN
Andrew H. Galligan Chief Financial Officer
(principal financial and accounting officer)